SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 19, 2002

SurgiLight, Inc.
(Exact Name of Registrant as specified in its charter)

Florida						000-24897			   35-1990562
(State of Incorporation)		(Commission file No.)	          (IRS
Employer
										ID Number)

12001 Science Drive, Suite 140, Orlando, FL  32826
(Address of Principal Offices)

Registrant's telephone number: (407) 482-4555




Item 4.		Changes in Registrant's Certifying Accountants

	 On August 14, 2002, we engaged Moore Stephens Lovelace, P.A. as our new principal accountant to audit our financial statements effective August 2002. There were no disagreements with our former accountant on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure. The decision to retain new accountants was recommended and approved by our Board of Directors.



Item 7.		Financial Statements and Exhibits.


	Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

None.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					SurgiLight, Inc.

Date:	August 19, 2002

					By:  /s/ Timothy J. Shea
						Timothy J. Shea, President